UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 16, 2008
(Date of earliest event reported: September 15, 2008)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2008, Revlon, Inc. ("Revlon" or the "Company") issued a press release (the "Press Release") announcing, among other things, that it has filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Delaware Secretary of State to effect the 1-for-10 reverse stock split of its Class A and Class B common stock (the "Reverse Stock Split"). The Certificate of Amendment became effective at 11:59 p.m., New York City time, on September 15, 2008. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Revlon currently has four (4) registration statements on Form S-3 or Form S-8 that register the resale of its Class A common stock. The Securities and Exchange Commission ("SEC") allows Revlon to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offering covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within those registration statements. Information in Item 5.03 of this Form 8-K is therefore intended to be automatically incorporated into the outstanding Form S-3 and Form S-8 registration statements, thereby amending them.

Any shares of our Class A common stock described in our registration statements were proportionately reduced (i.e., divided by 10) and the exercise price of any outstanding stock options under the Third Amended and Restated Revlon, Inc. Stock Plan were proportionately increased (i.e., multiplied by 10) by the Reverse Stock Split. The following is a list of our registration statements, by SEC file number, that are amended by the filing of this Form 8-K:

  Form S-3, File No. 333-128815, effective December 13, 2005;
  Form S-3, File No. 333-141545, effective May 3, 2007;
  Form S-8, File No. 333-116160, effective June 4, 2004; and
  Form S-8, File No. 333-147955, effective December 10, 2007.

Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits

            Exhibit No.                   Description

             3.1                                Certificate of Amendment to the Restated Certificate of Incorporation of Revlon, Inc.

             99.1                              Press Release dated September 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

		By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer,
General Counsel and Secretary

Date:	September 16, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Revlon, Inc.

99.1	Press Release dated September 16, 2008.

4